Exhibit 99.1
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                         Form 4 Joint Filer Information



Name:        Kim A. Lewis Survivors Trust, u/t/a dated 9/24/1991

Address:     630 Butte Falls Highway
             Prospect, OR  97536

Designated Filer:          Kim Lewis Marshall

Issuer & Ticker Symbol:    Meadow Valley Corp (MVCO)

Date of Event:             10/20/03
                           10/21/03
                           10/22/03



Signature:   /s/  Kim Lewis Marshall, as Trustee
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